UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2021

WEWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39419	85-1144904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

575 Lexington Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(646) 389-3922

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock	WE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 6, 2021, WeWork Companies LLC, a Delaware limited liability company (“WeWork”) and wholly owned subsidiary of WeWork Inc., a Delaware corporation (the “Company”), SoftBank Group Corp., a Japanese joint-stock company (the “SoftBank Obligor”), the issuing creditors from time to time party thereto (collectively, the “Issuing Creditors”), the l/c participants from time to time party thereto (collectively, the “L/C Participants”) and Goldman Sachs International Bank, as administrative agent (the “Administrative Agent”), entered into the Third Amendment (the “Third Amendment”) to the Credit Agreement, dated as of December 27, 2019 (as amended or otherwise modified from time to time, the “Existing Credit Agreement”), by and among WeWork, the SoftBank Obligor, the Issuing Creditors, the L/C Participants and the Administrative Agent. The Third Amendment extends the maturity date of the existing letter of credit facility under the Existing Credit Agreement from February 10, 2023 to February 9, 2024 and amends the commitments thereunder to $1.25 billion as of February 10, 2023. After giving effect to the Third Amendment and amendments contemplated by the Credit Support Letter (as defined in Item 3.02 below) to WeWork’s existing senior secured note commitments, WeWork will have commitments for a total of $1.75 billion from February 2023 to February 2024.

The foregoing summary of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Third Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference in this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

On December 6, 2021, pursuant to the terms of the previously disclosed Credit Support Letter, dated as of March 25, 2021, among the Company, WeWork and the SoftBank Obligor (as amended or otherwise modified from time to time, the “Credit Support Letter”), the Company issued a warrant to the SoftBank Obligor (the “LC Warrant”) to purchase 11,923,567 shares of the Company’s Class A common stock, par value $0.0001 per share, at a price per share equal to $0.01. The LC Warrant is immediately exercisable, in whole or in part, and expires on the tenth anniversary of the date of issuance. The LC Warrant was issued to SoftBank Obligor pursuant to the Credit Support Letter and as consideration for the SoftBank Obligor agreeing to continue to act as co-obligor under WeWork’s existing letter of credit facility under the Existing Credit Agreement for the extension period of one year.

The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to the form of the LC Warrant, which is attached hereto as Exhibit 10.2 by reference to Exhibit 10.20 to BowX Acquisition Corp.’s Registration Statement on Form S-4 (File No. 333-256133)) and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On December 6, 2021, the Company issued a press release announcing certain key performance metrics for November 2021. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference in this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise expressly stated in such filing.

Item 8.01	Other Events

In connection with the Third Amendment, on December 6, 2021, WeWork and the SoftBank Obligor entered into the Second Amendment to the Reimbursement Agreement, dated as of February 10, 2020 (as amended or otherwise modified from time to time, the “Reimbursement Agreement”) by and between WeWork and the SoftBank Obligor. The Reimbursement Agreement was amended in accordance with the terms set forth in the previously disclosed Credit Support Letter.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Third Amendment to the Credit Agreement, dated as of December 27, 2019, by and among WeWork, the SoftBank Obligor, the Issuing Creditors party thereto, the L/C Participants party thereto and Goldman Sachs International Bank, as Administrative Agent.

10.2	Form of LC Warrant (incorporated by reference to Exhibit 10.20 to BowX Acquisition Corp.’s Registration Statement on Form S-4 (File No. 333-256133)).

99.1	Press Release dated December 6, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WEWORK INC.

	By:	/s/ Jared DeMatteis
Date: December 6, 2021	Name:	Jared DeMatteis
	Title:	Chief Legal Officer